EXHIBIT 10.2


                       ADVANCED MACHINE VISION CORPORATION
                       1997 NONQUALIFIED STOCK OPTION PLAN


     1. Purpose. The Advanced Machine Vision Corporation 1997 Nonqualified Stock Option Plan (the "Plan") is hereby established to grant to key employees and consultants of Advanced Machine Vision Corporation and its Subsidiaries (individually and collectively, the "Company") an opportunity to acquire Class A Common Stock of Advanced Machine Vision Corporation (the "Stock"), and to create an incentive for such persons to remain in the employ of the Company and to contribute to its success.

     As used in the Plan, the term "Code" shall mean the Internal Revenue Code of 1986, as amended, and any successor statute, and the terms "Parent" and "Subsidiary" shall have the meaning set forth in Sections 424(e) and (f) of the Code.

     2. Administration. The Plan shall be administered by the Board of Directors or a Plan Committee of the Board of Directors of the Company (the "Administrator"). The Administrator shall consist of two members of the Board of Directors who are "Non-Employee Directors" within the meaning of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Administrator shall determine the meaning and application of the provisions of the Plan and all option agreements executed pursuant thereto, and its decisions shall be conclusive and binding upon all interested persons. Subject to the provisions of the Plan, the Administrator shall have the sole authority to determine:

     (a)    The persons to whom options to purchase Stock shall be granted;

     (b)    The number of options to be granted to each person;

     (c)    The price to be paid for the Stock upon the exercise of each option;

     (d)    The period within which each option shall be exercised; and

     (e) The terms and conditions of each stock option agreement entered into between the Company and persons to whom the Company has granted an option.

     3. Eligibility. Key employees and consultants of the Company, as determined by the Administrator, shall be eligible to receive grants of options under the Plan.

     4. Stock Subject to Plan. There shall be reserved for issue upon the exercise of options granted under the Plan 500,000 shares of Stock or the number of shares of Stock, which, in accordance with the provisions of Section 10 hereof, shall be substituted therefore. Such shares may be authorized but unissued shares or treasury shares. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, unpurchased shares subject thereto shall again be available for the purposes of the Plan unless prohibited by law.

     5.    Terms of Options.

           (a) Nonqualified Stock Options. Only nonqualified options may be granted under the Plan. Each nonqualified stock option granted under the Plan shall be evidenced by a stock option agreement between the person to whom such option is granted and the Company. Such stock option agreement shall provide that the option is subject to the following terms and conditions and to such other terms and conditions not inconsistent therewith as the Administrator may deem appropriate in each case:

                  (1) Option Exercise Price. The exercise price to be paid for each share of Stock upon the exercise of an option shall be determined by the Administrator at the time the option is granted, but shall in no event be less than 85% of the fair market value of the shares on the date the option is granted. As used in this Plan, the term "date the option is granted" means the date on which the Administrator authorizes the grant of an option hereunder or any later date specified by the Administrator. Fair market value of the shares shall be (i) the closing price of shares of Stock sold on a national stock exchange on the date the option is granted (or if there was no sale on such date, the closing price on the most recent date the Stock traded), or (ii) if the Stock is not listed on a national stock exchange on the date the option is granted, the closing price of the Stock in the National over-the-counter market on the date the option is granted, or (iii) if the Stock is not traded in any market, that price determined by the Administrator to be fair market value, based upon such evidence as it may think necessary or desirable.

                  (2) Period of Option. The period or periods within which an option may be exercised shall be determined by the Administrator at the time the option is granted, but shall in no event exceed ten years from the date the option is granted.

                  (3) Payment for Stock. The option exercise price for Stock purchased under an option shall be paid in full at the time of purchase. The Administrator may provide that the option exercise price be payable, at the election of the holder of the option, with the consent of the Administrator, in whole or in part either in cash or by delivery of Stock in transferable form, such Stock to be valued for such purpose at its fair market value on the date on which the option is exercised. No share of Stock shall be issued until full payment therefor has been made, and no employee shall have any rights as an owner of shares of Stock until the date of issuance to him of the stock certificate evidencing such Stock.

     6. Nontransferability. The options granted pursuant to the Plan shall be nontransferable except by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by him and after his death, by his personal representative or by the person entitled thereto under his will or the laws of intestate succession.

     7.   Termination  of  Employment.   Upon   termination  of  the  Optionee's
employment, his rights to exercise options then held by him shall be only as follows:

           (a) Retirement or Disability. If the Optionee's employment is terminated by reason of his retirement by the Company, or, with the approval of the Administrator, because of disability or other reasons, he may, within three months following such termination, exercise the option to the extent the right to exercise had accrued at the time of termination of employment. However, in the event of his death prior to the end of the three-month period after the aforesaid termination of his employment, his estate shall have the right to exercise the option within one year following such termination with respect to all or any part of the shares subject thereto, to the extent the right to purchase such shares had accrued at the time of termination of employment.

           (b) Death. If an Optionee's employment is terminated by death, his estate shall have the right, for a period of one year following the date of such death, to exercise the option to the extent the right to exercise had accrued prior to the date of his death.

           (c) Other Terminations. When an Optionee's employment is terminated for any reason other than those provided in Sections 7(a) and 7(b) above, his options shall be exercised only if and to the extent that they are exercisable on the date of termination of his employment, and such options shall terminate thirty days following the date of his termination of employment. In no event, however, shall such options be exercised pursuant to this Section 7 after the expiration date set forth in Paragraph 2 of the option agreement.

     8. Acceleration upon Termination or Sale of Company. The Administrator may determine to accelerate the exercisability of any or all options after termination of employment. In the event the Company or its stockholders enter into an agreement to dispose of all or substantially all of the assets or capital stock of the Company by means of a sale, merger, consolidation, reorganization, liquidation or otherwise, an option granted under the Plan, in addition to accelerated exercisability under any provisions of Section 10(b) hereof that may be applicable, will, in the discretion of the Administrator, if so authorized by the Board of Directors and conditioned upon consummation of such disposition of assets or stock, become immediately exercisable during the period commencing as of the date of the execution of such agreement and ending as of the earlier of the stated termination date of the option or the date on which the disposition of assets or stock contemplated by the agreement is consummated.

     9. Transfer to Related Corporation. In the event an employee leaves the employ of the Company to become an employee of a Subsidiary or an employee leaves the employ of a Subsidiary to become an employee of the Company or another Subsidiary, such employee shall be deemed to continue as an employee for the purposes of this Plan.

     10.   Adjustment of Shares.

           (a) In the event of changes in the outstanding Stock by reason of stock dividends, stock splits, reverse stock splits, split-ups, consolidations, recapitalizations, reorganizations or like events (as determined by the Administrator), an appropriate adjustment shall be made by the Administrator in the number of shares reserved under the Plan, in the number of shares set forth in Section 4 hereof, and in the number of shares and the option price per share specified in any stock option agreement with respect to any unpurchased shares. The determination of the Administrator as to what adjustments shall be made shall be conclusive. Adjustments for any options to purchase fractional shares shall also be determined by the Administrator. The Administrator shall give prompt notice to all optionees of any adjustment pursuant to this Section.

           (b) Section 10(a) above to the contrary notwithstanding, in the event of any merger, consolidation or other reorganization of the Company in which the Company is not the surviving or continuing corporation (as determined by the Administrator) or in the event of the liquidation or dissolution of the Company, all options granted hereunder shall terminate on the effective date of the merger, consolidation, reorganization, liquidation, or dissolution unless the agreement with respect thereto provides for the assumption of such options by the continuing or surviving corporation. Any other provision of this Plan to the contrary notwithstanding, all outstanding options granted hereunder shall be fully exercisable for a period of 30 days prior to the effective date of any such merger, consolidation, reorganization, liquidation, or dissolution unless such options are assumed by the continuing or surviving corporation.

     11. Securities Law Requirements. The Administrator may require prospective optionees, as a condition of either the grant or the exercise of an option, to represent and establish to the satisfaction of the Administrator that all shares of Stock acquired upon the exercise of such option will be acquired for investment and not for resale. The Company may refuse to permit the sale or other disposition of any shares acquired pursuant to any such representation until it is satisfied that such sale or other disposition would not be in contravention of applicable state or federal securities law.

     12. Tax Withholding. The Company may require an optionee to pay to the Company all applicable federal, state and local taxes which the Company is required to withhold with respect to the exercise of an option granted hereunder.

     13. Amendment. The Board of Directors may amend the Plan at any time. The provisions of the Plan shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.

     14. Termination. The Plan shall terminate automatically on September 23, 2007. The Board of Directors may terminate the Plan at any earlier time. The termination of the Plan shall not affect the validity of any option agreement outstanding at the date of such termination, but no option shall be granted after such date.

     15. Effective Date. The Plan shall be effective upon its adoption by the Board of Directors of the Company which is September 23, 1997.

                       NONQUALIFIED STOCK OPTION AGREEMENT


     THIS  AGREEMENT  is made as of the  23rd  day of  September,  1997,  by and
between   Advanced   Machine   Vision    Corporation   (the   "Company"),    and
________________________ ("Optionee").

                               W I T N E S S E T H

     WHEREAS, pursuant to the 1997 Nonqualified Stock Option Plan (the "Stock Option Plan"), the Board of Directors of the Company (the "Plan Administrator") has authorized the granting to Optionee of a nonqualified stock option to purchase the number of shares of Class A Common Stock ("Common Stock") of the Company specified in Paragraph 1 hereof, at the price specified therein, such option to be for the term and upon the terms and conditions hereinafter stated;

     NOW, THEREFORE, in consideration of the promises and of the undertakings of the parties hereto contained herein, it is hereby agreed:

     1. Number of Shares; Option Price. Pursuant to said action of the Plan Administrator, the Company hereby grants to Optionee the option ("Option") to purchase, upon and subject to the terms and conditions of said Stock Option Plan, all or any part of _________ shares of Common Stock of the Company for cash at the price of $______ per share.

     2. Term. This Option shall expire on _________________ unless such Option shall have been terminated prior to that date in accordance with the provisions of the Stock Option Plan or this Agreement (the "Termination Date"). The terms "Parent" and "Subsidiary" herein mean a parent corporation or a subsidiary corporation, as such terms are defined in the Stock Option Plan.

     3. Vesting. This Option shall vest and be exercisable as to _________ shares on and after ________________. The Option shall thereafter remain wholly exercisable until and including the Termination Date, provided that Optionee is then and has continuously been in the employ of the Company, a Parent or a Subsidiary; subject, however, to the provisions of Paragraph 5 hereof.

     4. Exercise. The Option may be exercised by written notice delivered to the Company stating the number of shares with respect to which the Option is being exercised, together with a check made payable to the Company in the amount of the purchase price of such shares plus the amount of applicable federal, state and local withholding taxes and the written statement provided for in Paragraph 9 hereof, if required by said Paragraph 9. Not less than 100 shares may be purchased at any one time unless the number purchased is the total number purchasable under such Option at the time. Only whole shares may be purchased.

     5. Exercise on Termination of Employment. If Optionee shall cease to be employed by, or ceases to be a consultant or otherwise to render services to, the Company, a Parent or a Subsidiary, Optionee's right to exercise his options, if any, shall be governed by Section 7 of the Stock Option Plan. References in such Section 7 to "employment" shall mean the cessation of services to the Company, a Parent or a Subsidiary in the case of any person who is not an employee.

     6. Nontransferability. The Option may not be assigned or transferred except by will or by the laws of descent and distribution, and may be exercised only by Optionee during his lifetime and after his death, by his personal representative or by the person entitled thereto under his will or the laws of intestate succession.

     7. Optionee Not a Shareholder. Optionee shall have no rights as a shareholder with respect to the Common Stock of the Company covered by such Option until the date of issuance of a stock certificate or stock certificates to him upon exercise of the Option. No adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued, except as provided in Section 10 of the Stock Option Plan.

     8. Modification and Termination. The rights of Optionee are subject to modification and termination in certain events as provided in Sections 7 and 10 of the Stock Option Plan.

     9. Restrictions on Sale of Shares. Optionee represents and agrees that upon his exercise of the Option, in whole or in part, unless there is in effect at that time under the Securities Act of 1933, as amended, a registration statement relating to the shares issued to him, he will acquire the shares issuable upon exercise of this Option for the purpose of investment and not with a view to their resale or further distribution, and that upon such exercise thereof he will furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. Optionee agrees that any certificate issued upon exercise of this Option may bear a legend indicating that their transferability is restricted in accordance with applicable state and federal securities law. Any person or persons entitled to exercise this Option under the provisions of Paragraphs 5 and 6 hereof shall, upon each exercise of the Option under circumstances in which Optionee would be required to furnish such a written statement, also furnish to the Company a written statement to the same effect, satisfactory to the Company in form and substance.

     10. Plan Governs. This Agreement and the Option evidenced hereby are made and granted pursuant to the Stock Option Plan and are in all respects limited by and subject to the express terms and provisions of that Plan, as it may be amended from time to time and construed by the Plan Administrator of the Board of Directors of the Company. Optionee hereby acknowledges receipt of a copy of the Stock Option Plan.

     11. Notices. All notices to the Company shall be addressed to the President of the Company at the principal office of the Company at 2067 Commerce Drive, Medford, Oregon, 97504, and all notices to Optionee shall be addressed to Optionee at the address of Optionee on file with the Company or its
Subsidiaries, or to such other address as either may designate to the other in writing. A notice shall be deemed to be duly given if and when enclosed in a properly addressed sealed envelope deposited, postage prepaid, with the United States Postal Service. In lieu of giving notice by mail as aforesaid, written notice under this Agreement may be given by personal delivery to Optionee or to the President of the Company (as the case may be).

     12. Sale or Other Disposition. If Optionee at any time contemplates the disposition (whether by sale, gift, exchange, or other form or transfer) of any shares acquired by exercise of this Option, he or she will first notify the Company in writing of such proposed disposition and cooperate with the Company in complying with all applicable requirements of law, which, in the judgment of the Company, must be satisfied prior to such disposition.

     13. 180-Day Holdback. In accepting the grant of this Option, Optionee hereby agrees that, in the event of an underwritten public offering of the Company's securities pursuant to which any of its securities are registered pursuant to the Securities Act of 1933, as amended, and to the extent the underwriter of such offering requests that the shareholders of the Company agree to do so, the Optionee will agree not to sell any of the Common Stock issued or issuable upon exercise of this Option for a period of at least 180 days after the closing of such public offering, and to sign a 180-day holdback agreement to that effect.

     IN WITNESS WHEREOF, the Company has executed this Nonqualified Stock Option Agreement as of the date and year first above written.

                                            ADVANCED MACHINE VISION CORPORATION


                                            By:_________________________________

                                            Title:______________________________


                                            OPTIONEE:


                                            By:_________________________________
                                                        (Signature)

                                            ____________________________________
                                                  (Typed or Printed Name)